UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2008

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14101 Capital Boulevard, Youngsville, North Carolina 27596

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 556-7235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	On August 6, 2008, at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Xerium Technologies, Inc. (the “Company”), the stockholders of the Company approved Amendment No. 1 (“Amendment No. 1”) to the Company’s 2005 Equity Incentive Plan (the “Plan”), which increased the aggregate number of shares of common stock that may be delivered under or in satisfaction of awards under the Plan from 2,500,000 to 7,500,000. Amendment No. 1 was approved by the Company’s Board of Directors on July 3, 2008.

At the Annual Meeting, the stockholders of the Company also approved Amendment No. 2 (“Amendment No. 2”) to the Plan, which increased the maximum number of shares of stock for which options and stock appreciation rights may be granted under the Plan to any participant in a calendar year from 500,000 to 750,000, and increased the maximum number of shares of stock subject to other awards that may be granted under the Plan to any participant in a calendar year from 500,000 to 750,000. Amendment No. 2 was approved by the Company’s Board of Directors on July 3, 2008.

At the Annual Meeting, the stockholders of the Company also approved the Performance Criteria terms (“Performance Criteria”), which will apply to any to performance-based awards granted under the Plan after August 6, 2008 that are intended to qualify for exemption from the deduction limitation rules of Section 162(m) of the Internal Revenue Code by reason of the “performance based compensation” exception to those rules. The Performance Criteria were approved by the Company’s Board of Directors on July 3, 2008.

The descriptions of Amendment No. 1, Amendment No. 2 and the Performance Criteria are qualified in their entirety by reference to the full text of Amendment No. 1, Amendment No. 2 and the Performance Criteria, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, and incorporated herein by reference.

Also on August 6, 2008, the Company’s Board of Directors approved a one-time bonus payment of $331,512 to Stephen R. Light, the Company’s President, Chief Executive Officer, and Chairman, in connection with the relocation of Mr. Light’s principal residence from the Seattle, Washington area to Raleigh, North Carolina.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith.

Exhibit No.	Description
10.1	Amendment No. 1 to the 2005 Equity Incentive Plan.

10.2	Amendment No. 2 to the 2005 Equity Incentive Plan.

10.3	Performance Criteria Terms for Performance-Based Awards Under the 2005 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: August 11, 2008	By:	/s/ Michael P. O’Donnell
	Name:	Michael P. O’Donnell
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment No. 1 to the 2005 Equity Incentive Plan.

10.2	Amendment No. 2 to the 2005 Equity Incentive Plan.

10.3	Performance Criteria Terms for Performance-Based Awards Under the 2005 Equity Incentive Plan